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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) September 9, 1999


                          PROFESSIONAL BANCORP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         PENNSYLVANIA               0-11223                95-3701137
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)         Identification No)

    606 BROADWAY, SANTA MONICA, CA                            90401
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 (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (310) 458-1521
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ITEM 5.  OTHER EVENTS

     On September 7, 1999, Professional Bancorp, Inc. (the "Company") announced through the attached press release that it had agreed with FirstFed Financial Corp. (NYSE: FED - news) to discontinue negotiations toward a Definitive Agreement leading to the possible acquisition of Professional Bancorp, Inc. by FirstFed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROFESSIONAL BANCORP, INC

Date:  September 9, 1999                By: /s/ Eric J. Woodstrom
                                        -------------------------------
                                        Acting Chief Financial Officer


                                 EXHIBIT INDEX


    Exhibit No.                                  Description
    -----------                                  -----------

     1            Press Release, dated September 7, 1999, announcing the
Termination of the negotiations with FirstFed Financial Corp.